SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.   20549

                                       FORM 8-K


                               CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF THE
                               SECURITIES EXCHANGE ACT


           Date of Report (Date of Earliest event reported): August 3, 1994


                             SANTA FE PACIFIC CORPORATION
                (Exact Name of Registrant as Specified in Its Charter)



                                       Delaware
                    (State or Other Jurisdiction of Incorporation)


                        1-8627                              36-3258709
               (Commission File Number)                  (I.R.S. Employer
                                                        Identification No.)






                1700 East Golf Road, Schaumburg, Illinois   60173-5860
                (Address of Principal Executive Offices)   (zip code)



                                    (708) 995-6000
                 (Registrant's Telephone Number, Including Area Code)



                                   (Not Applicable)
            (Former Name or Former Address, If Changed Since Last Report)













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                       INFORMATION TO BE INCLUDED IN THE REPORT

          Item 5.  Other Events

               On June 29, 1994, Santa Fe Pacific Corporation's ("SFP") Board of Directors declared a dividend of its remaining 85.4% interest in Santa Fe Pacific Gold Corporation ("SFP Gold"), to SFP shareholders. Holders of record of SFP common stock as of September 12, 1994, will receive a distribution of one share of SFP Gold for every approximately 1.7 shares of SFP common stock held.

               As a result of the declaration, certain financial information which was included in SFP's 1993 Annual Report on Form 10-K, is being restated herein to reflect SFP's gold operations as discontinued operations.

          Item 7:  Financial Statements and Exhibits

               (c) Exhibits: Included as Exhibit 99 is the restated financial information referred to in Item 5 above. See
               Exhibit Index included herewith at E-1.































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                                      SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SANTA FE PACIFIC CORPORATION
                                        (Registrant)


                                   By:  /s/ Thomas N. Hund
                                        ----------------------------
                                        (Signature)
                                        Thomas N. Hund
                                        Vice President and Controller


          Date:  August 3, 1994


































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                             SANTA FE PACIFIC CORPORATION

                                  INDEX OF EXHIBITS
                                  -----------------

          Exhibit
          Number    Description
          -------   -----------

          23        Consent of Independent Accountants.

          99 Santa Fe Pacific Corporation financial information restated for discontinued operations. The following financial information is included:

                1.  Consolidated Financial Highlights               Page 1

                2.  Management's Discussion and Analysis
                    of Results of Operations and Financial
                    Condition                                       Page 2

                3.  Consolidated Financial Statements:
                    Report of Independent Accountants               Page 13
                    Consolidated Statement of Operations for
                      the three years ended December 31, 1993       Page 14
                    Consolidated Balance Sheet at
                      December 31, 1993 and 1992                    Page 15
                    Consolidated Statement of Cash Flows for
                      the three years ended December 31, 1993       Page 16
                    Consolidated Statement of Shareholders'
                      Equity for the three years ended
                      December 31, 1993                             Page 17
                    Notes to Consolidated Financial Statements      Page 18

                4.  Consolidated Financial Statement Schedules:
                    Report of Independent Accountants on
                      Financial Statement Schedules                 Page 38
                    Schedule V-Property, Plant and Equipment
                      for the three years ended December 31, 1993   Page 39
                    Schedule VI-Accumulated Depreciation and
                      Amortization of Properties for the three
                      years ended December 31, 1993                 Page 41
                    Schedule VII-Guarantees of Securities of
                      Other Issuers as of December 31, 1993         Page 42
                    Schedule VIII-Valuation and Qualifying
                      Accounts for the three years ended
                      December 31, 1993, 1992 and 1991              Page 43
                    Schedule X-Supplementary Income Statement
                      Information for the three years ended
                      December 31, 1993                             Page 44



                                         E-1